EXHIBIT NO. 99








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                                                        HELLER/MSMC 1998 HF-1
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                                                       Multiple Property Loans

Loan                                                                                                                            Zip
 No.    Deal Name                       Property Name                       Address                           City      State  code
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
173  Lake Haven                      Tall Pines                          960 Flyer & Deval Road              Sullivan     NY   13082
173  Lake Haven                      Lake Haven                          11003-39 Grays Corner Rd.           Berlin       MD   21811

129  Mariah Park                     Victoria Estates MHC                530 SE 197th Avenue                 Gresham      OR   97233
129  Mariah Park                     Tower  Estates                      29th and Country Club Avenue        Troutdale    OR   97060
129  Mariah Park                     Mariah Park                         N. 4th Avenue and Davis Street      Cornelius    OR   97113

 15  Fleming Portfolio -
     1450 North Dysart Road          1988 North Alma School Road         1988 North Alma School Road         Chandler     AZ   85224
 15  Fleming Portfolio -
     1450 North Dysart Road          725 West Baseline Road              725 West Baseline Road              Tempe        AZ   85283
 15  Fleming Portfolio -
     1450 North Dysart Road          5246 East Brown Road                5246 East Brown Road                Mesa         AZ   85205
 15  Fleming Portfolio -
     1450 North Dysart Road          1645 West Valencia Road             1645 West Valencia Road             Tucson       AZ   85746
 15  Fleming Portfolio -
     1450 North Dysart Road          9460 East Golf Links Road           9460 East Golf Links Road           Tucson       AZ   85730
 15  Fleming Portfolio -             Fleming Portfolio - 1450 North
     1450 North Dysart Road          Dysart Road                         1450 North Dysart Road              Avondale     AZ   85323

144  Everett Mall Mini Storage       Everett Mall Industrial             10011 3rd Avenue SE                 Everett      WA   98208
144  Everett Mall Mini Storage       Everett Mall Mini Storage           10011 3rd Avenue                    Everett      WA   98208

 96  Triton Valley Estates -         Triton Valley Estates -
     Arcade MHC                      East Aurora                         Hemstreet and Porterville Roads     Marilla      NY   14052
 96  Triton Valley Estates -         Triton Valley Estates -
     Arcade MHC                      Angola MHC                          8157 Erie Road                      Angola       NY   14006
 96  Triton Valley Estates -         Triton Valley Estates -
     Arcade MHC                      Arcade MHC                          6070 Michigan Road                  Arcade       NY   14009

267  Rayford Professional Bldg.      Tracy Portfolio - Montgomery
                                     County Self Storage                 25350 Budde Road                    Spring       TX   77380
267  Rayford Professional Bldg.      Rayford Professional Bldg.          25000 Pitkin Road                   Spring       TX   77386

  4  Silver Lake SSF                 Mill Creek SSF                      18205 Bothell Everett Highway       Bothell      WA   68012
  4  Silver Lake SSF                 Alderwood SSF                       16902 28th Avenue West              Lynnwood     WA   98037
  4  Silver Lake SSF                 Puyallup South Hill SSF             9109 109th St. E.                   Puyallup     WA   98373
  4  Silver Lake SSF                 Auburn - Kent SSF                   1721 S. Central                     Kent         WA   98032
  4  Silver Lake SSF                 Eagle SSF                           6432 233rd Place SE                 Woodinville  WA   98072
  4  Silver Lake SSF                 Silver Lake SSF                     10208 19th Avenue SE                Everett      WA   98208

284  5 Walbridge Street              1350 Commonwealth Avenue            1350 Commonwealth Avenue            Boston       MA
284  5 Walbridge Street              5 Walbridge Street                  5 Walbridge Street                  Boston       MA   02139

225  25 WALBRIDGE                    99-109 Brainard Road                99-109 Brainard Road                Boston       MA
225  25 WALBRIDGE                    25 WALBRIDGE                        25 Walbridge Street                 Boston       MA   02139

 23  College Station Apartments      Yellow House Apartments             1809D Yellow House Street           College      TX   77845
                                                                                                             Station
 23  College Station Apartments      Brazos House Apartments             2401 Welch Avenue                   College      TX   77845
                                                                                                             Station
 23  College Station Apartments      Navarro Fourplexes                  700-814 Navarro                     College      TX   77845
                                                                                                             Station
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
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                                                        HELLER/MSMC 1998 HF-1
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                                                       Multiple Property Loans

Loan                                                                                                                            Zip
 No.    Deal Name                       Property Name                       Address                           City      State  code
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
 23  College Station Apartments      Longmire House Apartments           2300, 2302, 2304, 2306, 2308, 2310, College
                                                                         2312 Longmire Street                Station      TX   77845
 23  College Station Apartments      Hawk Tree Properties                1433-1435, 1437-1439, 1441-1443,
                                                                         1501-1503,1505-1507, 1509--1511,
                                                                         1513-1515, 1517-1519,               College
                                                                         1521-23-23A Hawk Tree Drive         Station      TX   77845
 23  College Station Apartments      Wilde Oak Duplexes                  1812, 1814, 1831, 1833, 1824
                                                                         Wilde Oak Circle                    Bryan        TX   77845
 23  College Station Apartments      Briar Oak Fourplexes                1810-1826, 1900-1916, 1901, 1918,   College
                                                                         1835, 1837 Briar Oaks Drive         Station      TX   77845
 23  College Station Apartments      Pecan Ridge Duplexes                3600-3615, Mahan; 3601, 3602-3612,
                                                                         3605-3615 Comanche; 3600-3612,      College
                                                                         3609-3613 Western                   Station      TX   77845
 23  College Station Apartments      Prairie Flower Fourplexes           2901, 2903, 2905, 2907, 2909
                                                                         Priarie Flower Street               Bryan        TX   77845

233  Memorial Crossing               Memorial Crossing                   101st Street & South Memorial Drive Tulsa        OK   74133
233  Memorial Crossing               Memorial Crossing                   71st Street & South Garnett Road    Tulsa        OK   74133

 55  Lake Forest Office              Lake Forest Office                  22481 Aspan Street                  Lake Forest  CA   92630
 55  Lake Forest Office              Lake Forest Office                  22471 Aspan Street                  Lake Forest  CA   92630
 55  Lake Forest Office              Lake Forest Office                  23101 Lake Center                   Lake Forest  CA   92630
 55  Lake Forest Office              Lake Forest Office                  23161 Lake Center                   Lake Forest  CA   92630
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